                                                                    EXHIBIT 10.1




                                 August 17, 1998

Mr. James G. Steckart
President and CEO
Home Choice Holdings, Inc.
714 E. Kimbrough
Mesquite, Texas  75149

         Re: Waiver and Second Amendment ("Waiver and Amendment") under the Amended and Restated Revolving Credit Agreement dated as of April 1, 1998 (as amended, the "Credit Agreement") among Home Choice Holdings, Inc., as successor by merger to Alrenco, Inc. (the "Company"), the Banks named therein and Comerica Bank as Agent for the Banks (the "Agent")



Ladies and Gentlemen:

         Reference is made to the Credit Agreement. Except as specifically defined to the contrary herein, capitalized terms used in this Waiver and Amendment shall have the meanings given them in the Credit Agreement. This Waiver and Amendment shall not become effective unless and until countersigned by the Company and returned to the Agent within five (5) days from the date of this letter.

         As you know, for the fiscal quarter ending June 30, 1998, the Company is required to maintain the following financial covenant levels under the Credit
Agreement: (a) pursuant to Section 8.10, a Positive Net Income of not less than $1.00; (b) pursuant to Section 8.11, a Fixed Charge Coverage Ratio of not less than 1.75 to 1.0; and (c) pursuant to Section 8.12A, a Total Debt to EBITDA Ratio of not more than 4.0 to 1.0. The Company has advised the Agent and the Banks that for its fiscal quarter ending June 30, 1998, the Company was not in compliance with these financial covenants and the Company requested that the Agent and the Banks waive compliance under the Credit Agreement with these Sections of the Credit Agreement. The Agent and the Banks have given the Company a verbal waiver and are formalizing such waiver in this Waiver and Amendment.

         The Company has also requested that the Agent and the Banks agree to certain amendments to the Credit Agreement.

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 2





         Based on the Agent's receipt of the approval of the requisite Banks and subject to the conditions set forth in the penultimate paragraph of this letter agreement, this letter agreement will confirm that the Banks hereby:

         (a) waive compliance by the Company under the Credit Agreement with
Section 8.10 (Positive Net Income), Section 8.11 (Fixed Charge Coverage Ratio), and Section 8.12A (Total Debt to EBITDA Ratio) of the Credit Agreement for its fiscal quarter ending June 30, 1998, and

         (b) amend the following Sections of the Credit Agreement:

                (i) The definition of "EBITDAR" is hereby amended and restated in its entirety as follows:

                           "`EBITDAR' of any Person shall mean, for any period,
                      the sum of (a) Net Income for such period (without giving effect to (i) any one-time cash charges in an aggregate amount not to exceed $10,000,000 and any one-time non-cash charges in an aggregate amount not to exceed $1,000,000 arising from the Merger and (ii) any reasonable and customary investment banking fees, accountant's fees, and legal fees incurred by the Company in an aggregate amount not to exceed $500,000 for the four fiscal quarters then ending arising from any acquisition and/or mergers other than the Merger, in each case without netting the amount of any taxes attributable thereto) plus (b) to the extent deducted in the computation of such Net Income, (i) all amounts treated as expenses for depreciation of fixed assets, amortization of intangible assets and interest paid or payable on the Debt of such Person for such period, (ii) all accrued taxes on or measured by income and (iii) the amount of all Rental Expenses, determined in each case in accordance with GAAP."

                (ii) The definition of "Fixed Charge Coverage Ratio" is hereby amended and restated in its entirety as follows:

                           "`Fixed Charge Coverage Ratio' shall mean as of any
                      date of determination, a ratio (i) the numerator of which shall be equal to the sum of EBITDAR for the Measuring Period then ending, and (ii) the denominator of which shall be Fixed Charges for the Measuring Period then ending. For purposes of this definition, "for the Measuring Period then ending" shall mean (x) for the fiscal quarter ending on June 30, 1998, the period beginning on January

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 3





                      1, 1998 and ending on June 30, 1998; (y) for the fiscal quarter ending on September 30, 1998, the period beginning on January 1, 1998 and ending on September 30, 1998; and
                      (z) for the fiscal quarter ending on December 31, 1998 and for each fiscal quarter ending thereafter, the period of four consecutive fiscal quarters ending on the date of determination."

                (iii) The definition of "Fixed Charges" is hereby amended and restated in its entirety as follows:

                           "`Fixed Charges' of any Person shall mean, for any
                      period of determination, the sum, without duplication, of
                      (i) all interest expense paid or payable during such period on the Total Debt of such Person plus (ii) the amount of all Rental Expenses of such Person during such period, all determined in accordance with GAAP plus (iii) all cash dividends paid by Company pursuant to Section 9.6 hereof."

                (iv) The definition of "Permitted Acquisition" is amended as follows:

                                   (A) Paragraph (c) thereof is amended and
                      restated in its entirety as follows:

                                   "(c) in the event that the value of such
                           proposed new acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by the Company or its Subsidiaries with respect thereto, including all indebtedness which is assumed or to which such assets, businesses or business or ownership interests or shares, or any Person so acquired, is subject, and including in the calculation of the value of such acquisition the value of any common shares transferred as a part of such acquisition,

                                        (i) shall be greater than or equal to
                                   Ten Million Dollars ($10,000,000), determined as of the date of such acquisition, or

                                        (ii) when combined with the value of all
                                   other acquisitions conducted as Permitted
                                   Acquisitions in the same fiscal year shall be greater

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 4


                                   than or equal to (x) for fiscal year 1998, Sixteen Million Five Hundred Thousand Dollars ($16,500,000), determined as of the date of such acquisition, (y) for fiscal year 1999, Thirty Five Million Dollars ($35,000,000), determined as of the date of such acquisition, and (z) for fiscal year 2000 and thereafter, Fifty Million Dollars ($50,000,000), determined as of the date of such acquisition, then not less than thirty (30) nor more than ninety (90) days prior to the date each such proposed acquisition is scheduled to be consummated, the Company provides written notice thereof to Agent, accompanied by (A) draft of the letter of intent and, when available, all material documents pertaining to such proposed acquisition,
                              (B) detail setting forth the acquisition price with supporting documentation and historical financial information (including income statement, balance sheet and cash flows) covering at least three complete fiscal years of the acquisition target prior to the effective date of the acquisition or the entire credit history of the acquisition target, whichever period is shorter (provided, however, that, if the financial information referred to in this subparagraph (B) is not available, Company shall furnish Agent with financial information otherwise reasonably satisfactory to the Majority Banks, and (C) Pro Forma Projected Financial Information, whereupon Agent shall promptly notify each of the Banks of its receipt thereof and upon the written request of any Bank distribute copies of all notices and other materials received from Company under this clause (c) to each Bank;"

                          (B) Paragraph (d) thereof is amended and restated as follows:

                                   "(d) in the event that the value of such
                              proposed new acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by the Company or its Subsidiaries with respect thereto, including all indebtedness which is assumed or to which such assets, businesses or business or ownership interests or shares, or any Person so acquired, is subject, and including

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 5



                              the value of any common shares transferred as a part of such acquisition is less than Ten Million Dollars ($10,000,000) determined as of the date of such acquisition, then not less than ten (10) Business Days after date each such proposed acquisition has been consummated, the Company provides written notice thereof to Agent (with certified copies of all material documents pertaining to such acquisition), whereupon Agent shall promptly notify each of the Banks of its receipt thereof and upon the written request of any Bank distribute copies of all notices and other materials received from Company under this clause (d) to each Bank;"

                  (v) The definition of "Total Debt to EBITDA Ratio" is hereby amended and restated in its entirety as follows:

                              "`Total Debt to EBITDA Ratio' shall mean as of the
                         end of each fiscal quarter, a ratio (i) the numerator of which shall be equal to Total Debt as of the last day of such fiscal quarter and (ii) the denominator of which shall be EBITDA for the Measuring Period then ending. For the purposes of this definition, " EBITDA for the Measuring Period then ending" shall mean (x) for the fiscal quarter ending on June 30, 1998, EBITDA for the period beginning on January 1, 1998 and ending on June 30, 1998 multiplied by 2.00; (y) for the fiscal quarter ending on September 30, 1998, EBITDA for the period beginning on January 1, 1998 and ending on September 30, 1998 multiplied by 1.33; and (z) for the fiscal quarter ending on December 31, 1998 and for each fiscal quarter ending thereafter, EBITDA for the period of four consecutive fiscal quarters ending on the date of determination."

                  (vi) Section 2.10 (Optional Increase in Commitment) is amended by amending the first line thereof by replacing the first word "Provided" with "provided" and by inserting at the beginning of the sentence the phrase "With the prior written approval of the Majority Banks and".

                  (vii) Section 8.1 is amended by adding new clause (c) immediately following clause (b) thereof, as follows:

                              "(c) during each month in fiscal year 1998 and, if
                         requested by the Agent, during any subsequent fiscal year, as soon

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 6


                         as available, but in any event not later than twenty
                         (20) days after the end of each month, the unaudited consolidated and consolidating financial statements of the Company as at the end of such month and the related unaudited statements of income, accumulated earnings, cash flows and balance sheets of the Company for the portion of the fiscal year through the end of such quarter, certified by a Responsible Officer as being fairly stated in all material respects.".

                  (viii) Section 8.10 (Positive Net Income) is hereby amended and restated in its entirety as follows:

                              "8.10 Positive Net Income. Maintain (a) during
                         fiscal year 1998, as of the end of each month beginning with the month ending July 31, 1998, and (b) during fiscal year 1999 and thereafter as of the end of each fiscal quarter, Net Income (exclusive of any tax benefit resulting from a loss carry forward or otherwise, plus to the extent deducted in the computation of such Net Income, all accrued taxes on or measured by income, and without giving effect, but without duplication, to one-time cash charges in an aggregate amount not to exceed $10,000,000 and any one-time non-cash charges in an aggregate amount not to exceed $1,000,000 arising from the Merger for the first two fiscal quarters ending after the Merger, as such charges were given effect prior to giving effect to any taxes on or measured by income) greater than zero."

                  (ix) Section 8.11 (Fixed Charged Coverage Ratio) is hereby amended and restated in its entirety as follows:

                              "8.11 Fixed Charge Coverage Ratio. Maintain a
                         Fixed Charge Coverage Ratio of not less than the ratio set forth below during the applicable period set forth below:





--------------------------------------------------------------------------------
               Quarter(s) Ending                                       Ratio
--------------------------------------------------------------------------------
         September 30, 1998                                          1.35 to 1.0
--------------------------------------------------------------------------------
         December 31, 1998                                           1.60 to 1.0
--------------------------------------------------------------------------------
         March 31, 1999                                              1.80 to 1.0
--------------------------------------------------------------------------------
         June 30, 1999                                               2.15 to 1.0
--------------------------------------------------------------------------------
         September 30, 1999 through March 31, 2000                   2.25 to 1.0
--------------------------------------------------------------------------------
         June 30, 2000 and thereafter                                2.35 to 1.0
--------------------------------------------------------------------------------

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 7




                  (x) Section 8.12A (Total Debt to EBITDA Ratio) is amended in its entirety as follows:

                         "8.12A Total Debt to EBITDA Ratio. Maintain, as of
                  the last day of each fiscal quarter, a Total Debt to EBITDA Ratio of not more than the ratio set forth below as of the last day of the applicable fiscal quarter set forth below:


--------------------------------------------------------------------------------
             Quarter(s) Ending                                     Ratio
--------------------------------------------------------------------------------
       September 30, 1998                                        5.25 to 1.0
--------------------------------------------------------------------------------
       December 31, 1998                                         3.75 to 1.0
--------------------------------------------------------------------------------
       March 31, 1999 and thereafter                             3.50 to 1.0
--------------------------------------------------------------------------------



                  (xi) Section 9 is hereby amended by adding new Section 9.13 immediately following Section 9.12, as follows:

                             "9.13. Limitation on Opening of New Stores. Except
                        (x) with the prior written consent of the Majority Banks, or (y) in connection with stores acquired pursuant to a Permitted Acquisition, during fiscal year 1998 (beginning on August 1, 1998) open any new stores, and during fiscal year 1999 open more than twenty-five
                        (25) new stores."


                  (xii) New Schedule 1.1 (Applicable Fee Percentages and Eurocurrency Margins), attached hereto as Attachment I, shall replace existing Schedule 1.1 in its entirety.

         This Waiver and Amendment shall be come effective (according to the terms and as of the date hereof) upon satisfaction by the Company of the following conditions:

                  1. The Company shall have delivered to the Agent the following documents which were to have been executed and delivered to the Agent in connection with the reincorporation of the Company by way of merger on June

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 8





         23, 1998 and with the First Amendment to the Credit Agreement dated as of June 22, 1998:

                  (a) Assumption Agreement to be executed by Home Choice Holdings, Inc.;

                  (b) Reaffirmation of Certain Loan Documents to be executed by Home Choice Holdings, Inc;

                  (c) Incumbency Certificate for the list of persons authorized to sign on behalf of Home Choice Holdings, Inc. (that is James G. Steckart, John T. Egeland and Tracy Schrader);

                  (d)    Legal Opinion of King & Spalding; and

                  (e) Financing Statements (both UCC-1's and 3's) to be executed in connection with the reincorporation and the acquisition of certain new stores; and

                  2. the Company shall have paid (a) to the Agent, for distribution to the Banks, as applicable, all fees (including any Revolving Credit Commitment Fees) and other amounts, if any, accrued to the effective date of this Waiver and Amendment and a waiver fee as agreed to between the Company and the Agent and (b) to the Agent for the account of its counsel all accrued and unpaid legal fees.

         This Waiver and Amendment is limited to the specific matters described above and shall not be deemed to be a waiver or consent to any other failure to comply with any provision of the Credit Agreement or any other Loan Document, or to amend or alter in any respect the term and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants), the Notes or any of the other Loan Documents, or to constitute a waiver or release by of the Banks or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any other Loan Documents, except as specifically set forth above. Furthermore, this Waiver and Amendment shall not affect in any manner whatsoever any rights or remedies of the Banks with respect to any other non-compliance by the Company with the Credit Agreement or the other Loan Documents whether in the nature of a Default or an Event of Default, and whether now in existence or subsequently arising.

                                      * * *
                      SIGNATURES FOLLOW ON SUCCEEDING PAGES

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 9






         By signing and returning a counterpart of this letter to the Agent, the Company acknowledges its acceptance of the terms of this letter.


                                           Very truly yours,

                                           COMERICA BANK, as Agent


                                           By:
                                           Its:
                                               ---------------------------------


Acknowledged and Accepted
as of           , 1998:
     -----------

HOME CHOICE HOLDINGS, INC.

By:
   ------------------------------
Its:
    -----------------------------

RTO OPERATING, INC.

By:
   ------------------------------
Its:
    -----------------------------

RTO HOLDING CO., INC.

By:
   ------------------------------
Its:
    -----------------------------

ATRO, INC.

By:
   ------------------------------
Its:
    -----------------------------


ACTION RENT-TO-OWN HOLDINGS OF SOUTH
CAROLINA, INC.

By:
   ------------------------------
Its:
    -----------------------------

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 10





                      AUTHORIZATION OF WAIVER AND AMENDMENT

The undersigned Bank hereby consents to the waiver of Sections 8.10, 8.11, and 8.12A of the Credit Agreement, and to the amendments of the Credit Agreement set forth herein, all on the terms and conditions set forth above, and authorizes the Agent to issue the foregoing Waiver and Amendment to the Company.

James G. Steckart
President and CEO
Home Choice Holdings, Inc.
August 17, 1998
Page 11



                                  ATTACHMENT I

                                  SCHEDULE 1.1

                            APPLICABLE FEE PERCENTAGE
                            AND EUROCURRENCY MARGINS



===============================================================================
    BASIS FOR PRICING             LEVEL I                LEVEL II
===============================================================================
  Fixed Charge                                      greater than or equal
                                                    to 2.8 : 1
  Coverage Ratio            greater than or equal           but
                            to 4.0 : 1.0
                                                    less than 4.0 : 1
-------------------------------------------------------------------------------
      Commitment Fee               0.30%                  0.375%

-------------------------------------------------------------------------------
   Eurocurrency Margin             1.10%                  1.25%
-------------------------------------------------------------------------------
   Letter of Credit Fee            1.10%                  1.25%
===============================================================================


=====================================================================================
    BASIS FOR PRICING                  LEVEL III                        LEVEL IV
=====================================================================================
  Fixed Charge                      greater than                    greater than
  Coverage Ratio                 or equal to 2.25 : 1            or equal to 1.75:1
                                         but                             but
                                   less than 2.8 : 1                less than 2.25
-------------------------------------------------------------------------------------
      Commitment Fee                     0.425%                         0.50%

-------------------------------------------------------------------------------------
   Eurocurrency Margin                   1.40%                          1.65%
-------------------------------------------------------------------------------------
   Letter of Credit Fee                  1.40%                          1.65%
=====================================================================================